AMENDED & RESTATED DIGITAL MUSIC DOWNLOAD SALES AGREEMENT

This Agreement is by and between “ITUNES” and “COMPANY”, as each is identified on the attached Cover Sheet, and is entered into as of the Effective Date (as defined herein).

WHEREAS, ITUNES and COMPANY are parties to one or more Current Agreement(s) (as defined herein);

WHEREAS, ITUNES desires and, in exchange for ITUNES’ obligations herein, COMPANY is willing to allow ITUNES to sell COMPANY’s content in digital form on modified terms as provided herein;

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ITUNES and COMPANY (each a “Party” and collectively, “Parties”) hereby amend and restate the Current Agreement(s), effective as of the Effective Date (as defined herein), in this single Agreement as follows:

1.	Definitions.

The following terms shall have the following meanings for purposes of this Agreement:

(a)
“Content File” means each digital file containing COMPANY Content, applicable Artwork (if any), parental advisory notices (if any), copyright notices (if any), and associated metadata (e.g., artist name, track or video title, track or video title version (if applicable), territories cleared for sale, copyright notice, ISRC, UPC and corresponding album title (if applicable) and editorial content data (if any)).

(b)
“Content Usage Rules” means the usage rules applicable to COMPANY Content in the form of Regular eMasters and Plus eMasters available on the Online Store that specify the terms under which a Regular eMaster and Plus eMaster, respectively, may be used, as set forth in Exhibit A attached hereto, and which may be modified by ITUNES from time to time, subject to prior written approval by COMPANY (such approval or disapproval not to be unreasonably delayed) in the event of a material change to such usage rules.

(c)
“Security Solution” means the proprietary Apple content protection system marketed as Fairplay, in effect as of the Effective Date used to protect Regular eMasters (but, for avoidance of doubt, not Plus eMasters) sold on the Online Store pursuant to this Agreement, which content protection system shall be no less protective than the protection system used to protect similar third party content sold on the Online Store, and which may be modified by ITUNES from time to time, subject to prior written approval by COMPANY (such approval not to be unreasonably withheld, delayed or conditioned) in the event of a material change to such content protection system such that Regular eMasters are being protected less than before.

2 of 32

(d)
“eMaster" or "eMasters” means copies of COMPANY Content in digital form suitable for exploitation on the Online Store, in the Format and (i) having the Security Solution (“Regular eMasters”) or (ii) having no Security Solution (“Plus eMasters”), which ITUNES may sell on the Online Store pursuant to the terms and conditions of this Agreement.

(e)	“Format” or “Formatting” means the digital format for content set forth in Exhibit C-1 attached hereto or the process of converting content into eMasters.

(f)
“Non-Transfer Device” means a device, such as an iPod or a cell phone, having the Security Solution, which can receive eMasters by any means for their storage and/or playback via proprietary Apple software, but which cannot transfer eMasters with their content rights keys to any other device.

(g)
“Transfer Device” means a device, such as a computer, having the Security Solution, which can receive eMasters by any means for their storage and/or playback via proprietary Apple software, transfer eMasters with their content rights keys to any Non-Transfer Device or Transfer Device and/or burn audio-only eMasters as an audio CD.

(h)	“Fulfillment Activities” means sales activities relating to the sale and delivery of eMasters, provided by COMPANY, pursuant to the terms and conditions of this Agreement.

(i)
“Current Agreement” means any DIGITAL MUSIC DOWNLOAD SALES AGREEMENT or DIGITAL VIDEO DOWNLOAD SALES AGREEMENT by and between COMPANY and ITUNES that is in effect as of the date this Agreement is signed by both Parties and the territory of which includes any part of the Territory (as defined herein). The Current Agreement with the earliest effective date is referred to as the “Earliest Current Agreement.”

(j)	“Effective Date” means the Signature Date.

(k)
“Term” means the period beginning on the Effective Date, and ending on the date the Earliest Current Agreement is set to expire (“Current Expiration Date”), except (i) if the Current Expiration Date is less than one year from the Signature Date, then the Term shall end two years after the Current Expiration Date, or (ii) if the Current Expiration Date is less than two years, but not less than one year, from the Signature Date, then the Term shall end one year after the Current Expiration Date. The Term shall automatically renew for additional, successive three-year periods unless either Party provides written notice to the other Party of its intent to terminate this Agreement at least ninety (90) days prior to the expiration of the then-effective Term.

(l)
“Territory” means the United States, its territories and possessions (collectively, “United States”), and Canada, its territories, and provinces, including Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island, Quebec, Saskatchewan and Yukon (collectively, “Canada”).

3 of 32

(m)	“Online Store” means an electronic store and its storefronts branded, and owned and/or controlled by ITUNES or an affiliate of ITUNES.

(n)
“Regular COMPANY Content” means sound recordings owned or controlled by COMPANY and in which COMPANY has cleared (as provided in Section 4 below) the necessary rights to authorize electronic sales and sound recording performances in Regular eMaster format by ITUNES pursuant to the terms of this Agreement.

(o)
“Plus COMPANY Content” means sound recordings owned or controlled by COMPANY and in which COMPANY has cleared (as provided in Section 4 below) the necessary rights to authorize electronic sales and sound recording performances in Plus eMaster format by ITUNES pursuant to the terms of this Agreement.

(p)
“COMPANY Content” means Regular COMPANY Content and Plus COMPANY Content. All sound recordings that are provided by or on behalf of COMPANY to ITUNES are deemed owned or controlled by COMPANY and cleared by COMPANY as provided in Section 4 below.

(q)
“Artwork” means album cover artwork, screen shots and/or any other artwork relating to COMPANY Content that COMPANY has cleared for use by ITUNES in accordance with Section 2 below. All artwork that is provided by or on behalf of COMPANY to ITUNES is deemed cleared by COMPANY.

2.	Authorization.

(a)
Subject to the terms of this Agreement, COMPANY hereby appoints ITUNES as a reseller of eMasters in the Territory. Accordingly, COMPANY hereby grants a non-exclusive right to ITUNES, during the Term, to:

i.	reproduce and Format COMPANY Content delivered by COMPANY or by COMPANY’S representative designated by COMPANY in writing into eMasters;

ii.	perform, exhibit and make available by streaming clips of the COMPANY Content (“Clips”) to promote the sale of applicable eMasters on the Online Store in accordance with Exhibit C-1;

iii.	promote, market, sell, distribute, perform and electronically fulfill and deliver eMasters and associated metadata to purchasers via the Online Store;

4 of 32

iv.	reproduce, display, distribute and electronically fulfill and deliver Artwork for personal use solely in conjunction with the applicable purchased eMaster; and

v.	use COMPANY Content, Artwork and metadata as may be reasonably necessary or desirable for ITUNES to exercise ITUNES’ rights under the terms of this Agreement.

(b)
ITUNES shall not be authorized to use COMPANY Content or Artwork in any manner or form not expressly authorized herein, provided that ITUNES may modify metadata as reasonably necessary to correct errors or to append sub-genres or like information for artist and content categories. Nothing in this Agreement shall be construed to prevent COMPANY from marketing or selling COMPANY Content or Artwork by any means.

(c)	ITUNES shall not pledge, mortgage or otherwise encumber any part of the COMPANY Content, eMasters, or Artwork.

3.	COMPANY Obligations.

(a)
Except for a special circumstance, such as an exclusive, limited-time, one-off promotion for particular COMPANY Content, or for a reason beyond COMPANY’s control (e.g., a third party contractual restriction), or as otherwise agreed by the Parties, COMPANY (or a third party designated by COMPANY in writing and approved by ITUNES) shall commence delivery of all existing COMPANY Content as soon as reasonably possible following the Effective Date, and prospectively during the Term, for just cleared COMPANY Content and new releases, at least in time for ITUNES to begin selling eMasters the earlier of a general release date, provided by COMPANY, or when any other distributor is permitted to begin selling, or making commercially available, COMPANY Content in any format. COMPANY may provide written notice to ITUNES, at the time that COMPANY delivers particular COMPANY Content to ITUNES (and, for any already-delivered COMPANY Content, no later than the Effective Date), that such COMPANY Content is not authorized hereunder to be sold as Plus eMasters (“Plus Excluded Content”); provided, however, that (i) COMPANY may not provide such notice for any COMPANY Content that COMPANY permits any other distributor to sell, or otherwise make commercially available, DRM-free in the Territory and (ii) if COMPANY subsequently permits any other distributor to begin selling, or otherwise making commercially available, any Plus Excluded Content DRM-free in the Territory, then COMPANY shall withdraw such notice at least in time for ITUNES to begin selling the applicable Plus Excluded Content as Plus eMasters at the same time as any such other distributor.

(b)
Except as otherwise agreed by the Parties, COMPANY shall make all COMPANY Content that COMPANY authorizes herein for sale on the Online Store available in both a so-called “single” format and in a multi-track "album" format. ITUNES may sell eMasters on the Online Store in the format that ITUNES believes most favorably furthers the commercial

5 of 32

purpose of this Agreement and otherwise in accordance with ITUNES’ then-current Online Store business practices.

(c)	COMPANY shall deliver Content Files to ITUNES, at COMPANY'S expense, in the Delivery Format and via the Delivery Method set forth in Exhibit C-1 attached hereto.

4.	Royalties.

(a)
United States: For uses of COMPANY Content authorized hereunder with respect to sales in the United States, COMPANY shall be responsible for and timely pay: (i) all record royalties to artists, producers, performers, musicians and other record royalty participants for the manufacture, storage, distribution and sale of eMasters, (ii) all reproduction and distribution (i.e., mechanical) royalties payable to composers, lyricists, authors and publishers of compositions embodied in eMasters for the manufacture, storage, distribution and sale of eMasters, (iii) all payments that may be required under collective bargaining agreements applicable to COMPANY or third parties other than ITUNES, and (iv) any other royalties, fees and/or sums payable with respect to the sound recordings, Artwork, metadata and other materials provided by COMPANY and/or ITUNES’ authorized use thereof hereunder.

(b)	Canada: For uses of COMPANY Content authorized hereunder with respect to sales in Canada:

i.
COMPANY shall be responsible for and timely pay: (A) all record royalties to artists, producers, performers, musicians and other record royalty participants for the manufacture, storage, distribution and sale of eMasters, (B) all payments that may be required under collective bargaining agreements applicable to COMPANY or third parties other than ITUNES, and (C) any other royalties, fees and/or sums payable with respect to the sound recordings, Artwork, metadata and other materials provided by COMPANY and/or ITUNES’ authorized use thereof hereunder.

ii.
ITUNES shall be responsible for obtaining reproduction and distribution (i.e., mechanical) rights, and song performance (i.e., communication to the public) rights, from, and for making and making arrangements for payments, royalties or sums payable to, composers, lyricists, authors and music publishers as may be reasonably necessary for the commercial exploitation hereunder of the compositions embodied in eMasters (“Author’s Rights”); provided, however, that (notwithstanding any other provision in this Agreement) ITUNES’ responsibilities under this paragraph 4(b)(ii) apply only to COMPANY Content for which reproduction rights in Canada may be cleared and paid through CMRRA-SODRAC, Inc. (hereafter, “CSI Content”) and that ITUNES shall make payments related to reproduction rights in any COMPANY Content only to CMRRA-SODRAC, Inc. and to no other party. COMPANY

6 of 32

understands and acknowledges that ITUNES shall have no obligations whatsoever under this paragraph 4(b)(ii) for any COMPANY Content that is not CSI Content (“non-CSI Content”), and that all responsibility for rights clearances and payments related to Authors’ Rights for any non-CSI Content which COMPANY authorizes ITUNES to exploit in Canada hereunder shall rest with COMPANY. To the extent that COMPANY owns or controls any part of the Authors’ Rights in any COMPANY Content, COMPANY shall not withhold such rights in any way that could frustrate the purpose of this Agreement. The Parties acknowledge that the wholesale prices set forth in Exhibit B-1 reflect a deduction for Author’s Rights at the prevailing industry-wide royalty rates (currently estimated at eight percent (8%) of retail price) and that, in the event that higher or lower prevailing industry-wide royalty rates are established (whether by a court or tribunal within the Territory or through negotiations), then the wholesale prices set forth in Exhibit B-1 shall be prospectively reduced or increased (as the case may be) using such established industry-wide royalty rates.

5.	Wholesale Price.

ITUNES shall pay COMPANY for eMasters sold by ITUNES hereunder the applicable wholesale prices set forth in Exhibit B-1, which wholesale prices shall remain in effect throughout the Term (subject to Section 4(b)(ii), if applicable). ITUNES shall provide notice (which may be by email) at least five (5) days prior to an increase in the retail price of an eMaster in any format (e.g., single-track, multi-track), and shall consider COMPANY’s views in relation to such increase in price. For avoidance of doubt, ITUNES reserves the right to determine the retail price in its sole discretion.

6.	ITUNES Obligations.

(a)
ITUNES shall condition sale and delivery of eMasters upon an end user’s acknowledgement of terms of use for such eMasters (“Terms of Use”), which Terms of Use shall be no less restrictive than the Content Usage Rules, and shall state that the sale of eMasters does not transfer to purchaser any commercial or promotional use rights in the eMasters.

(b)	Subject to Section 4, ITUNES shall be responsible for all costs associated with ITUNES’ Fulfillment Activities.

(c)
If there is a change of circumstance during the Term as a result of which COMPANY reasonably believes that it does not have, or no longer has, the rights necessary to authorize ITUNES to use any COMPANY Content or Artwork as provided for herein, or COMPANY reasonably believes that ITUNES’ continued sale of any COMPANY Content or Artwork will substantially harm COMPANY’s relations, or violates the terms of any of COMPANY’S agreements, with any applicable copyright owner, artist, producer, director (in the case of audio-visual content) or distributor (each a “Clearance Issue”), then COMPANY shall have the right to withdraw, upon

7 of 32

written notice to ITUNES’ designated representative, authorization for the sale of such COMPANY Content or Artwork to the extent of such Clearance Issue. Following ITUNES’ receipt of such written notice by COMPANY, ITUNES shall cease to offer such COMPANY Content or Artwork for sale as specified in the notice within three (3) business days after ITUNES’ receipt of such notice of withdrawal, and COMPANY shall use commercially reasonable efforts to clear such withdrawn COMPANY Content or Artwork and shall promptly notify ITUNES if and when such COMPANY Content or Artwork has been cleared and is again authorized for sale by ITUNES as provided herein. COMPANY shall not withdraw any authorization with respect to COMPANY Content or Artwork if COMPANY continues to provide such authorization to any other on-line digital distributor of COMPANY Content. ITUNES’ current designated representative for such notices is itunesproducer@apple.com. ITUNES may, from time to time, change the designated representative and means for giving written notice by posting a notice on its iTunes Connect site.

(d)
ITUNES reserves the right to pull-down, or not offer for sale, any COMPANY Content or Artwork in the event a third party claims that ITUNES is not authorized to sell or otherwise use such COMPANY Content or Artwork on the Online Store, in which case COMPANY shall cooperate with ITUNES’ reasonable requests towards handling such third party claim.

7.	Parental Advisory.

If COMPANY provides an appropriate parental advisory warning about a particular eMaster in the Content File, ITUNES shall conspicuously display such parental advisory when other information about such eMaster is displayed. COMPANY shall be responsible for determining parental advisory warning status.

8.	Payment and Reports.

(a)
ITUNES shall remit payment to COMPANY for the sale of eMasters in accordance with the following: (i) the “sale” of each eMaster shall occur when such eMaster is successfully delivered by ITUNES to an end user; (ii) payments shall accrue at the time that such eMaster is sold; and (iii) for each eMaster sold, ITUNES shall pay to COMPANY an amount equal to the wholesale price for the applicable eMaster (collectively “eMaster Proceeds”).

(b)
ITUNES shall pay eMaster Proceeds to COMPANY in the amount set forth in a xxxxxx sales report reflecting all sales of eMasters and corresponding eMaster Proceeds for the particular xxxxxx period (“Sales Report”) and in accordance with ITUNES standard business practices after the end of each xxxxxx period during the Term. ITUNES will make each Sales Report available to COMPANY via the proprietary iTunes Connect site (free access to which is provided by ITUNES to COMPANY during the Term pursuant to applicable terms and conditions) and will notify COMPANY via email when each Sales Report is available. ITUNES may modify the foregoing process

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions.

8 of 32

in its reasonable discretion upon xxxxxx written notice. For avoidance of doubt, eMaster Proceeds shall constitute COMPANY’s full consideration hereunder.

(c)
ITUNES may withhold any taxes, duties, charges or levies on payments by ITUNES to COMPANY pursuant to this Agreement as may be required by applicable law, rule or regulation. ITUNES shall remit any such withheld taxes, duties, charges or levies to the appropriate tax authority. Despite the foregoing, provided COMPANY has fully satisfied all requirements to document its eligibility for a lower or zero rate of withholding tax, including, without limitation, providing ITUNES with a valid Certificate of Residency, ITUNES shall withhold based on the lower withholding tax rate, or, if applicable, shall not withhold.

(d)
Payments made by ITUNES to COMPANY hereunder shall be by electronic funds transfer (“EFT”), and COMPANY shall be responsible for any of COMPANY’S bank transaction costs or fees arising from such payment. COMPANY shall provide ITUNES with COMPANY’S banking information reasonably necessary to effect payment (on a form to be provided to COMPANY by ITUNES), including but not limited to:

i. Bank Name
ii. Account Name
iii. Account Number
iv. Routing Number
v. Royalty Accounting Contact: (Name, Address, Email, Fax, Tel.)

9.	Names and Likenesses; Promotional Use and Opportunities.

(a)
ITUNES may use the names and authorized likenesses of, and biographical material concerning, any eMaster artists, bands, producers, directors (in the case of audio-visual content) and/or songwriters (each, a “Talent”), as well as track title and/or album name, and Artwork, in any ITUNES marketing materials for the sale, promotion and advertising of the applicable eMaster which is offered for sale on the Online Store under the terms of this Agreement (e.g., an artist or band name and likeness may be used in an informational fashion, such as textual displays or other informational passages, to identify and represent authorship, production credits, and performances of the applicable artist or band in connection with the authorized exploitation of applicable eMasters). Further written approval of COMPANY shall be required if any Talent’s name or likeness is otherwise used as an endorsement of ITUNES, the Online Store, or other products.

(b)
ITUNES shall have the unrestricted right to market, promote and advertise the Online Store and content available for purchase on the Online Store as it determines in its discretion. Without limiting the foregoing, ITUNES shall have the right to determine which content, irrespective of any particular record company, label or other content provider affiliation, would best further the commercial purpose of the Online Store, and to promote such content more than others.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions.

9 of 32

10.	Copyright Notices; Ownership.

(a)
COMPANY may provide a copyright notice (which shall be not more than 21 characters in length) for applicable COMPANY Content and associated Artwork in the Content File, in which case ITUNES shall include such copyright notice in a manner that can be viewed prior to purchase of such eMaster. ITUNES shall not knowingly defeat, impair or alter any watermark in COMPANY Content, including any related Artwork or materials delivered by COMPANY hereunder.

(b)
As between the Parties, all right, title and interest in and to (i) the COMPANY Content, (ii) the eMasters, excluding the Security Solution, (iii) the Clips, (iv) all copyrights and equivalent rights embodied therein, and (v) all materials furnished by COMPANY, except as to any rights of ITUNES (whether pre-existing or under this Agreement), shall remain the property of COMPANY, it being understood that under no circumstances shall ITUNES have any lesser rights than it would have as a member of the public.

11.	Press Release.

Without limiting the provisions of Section 16, COMPANY shall not make or issue any public statement or press release regarding this Agreement or its subject matter without prior written approval from ITUNES.

12.	Data Protection.

(a)
ITUNES shall use the Security Solution for Regular eMasters, which shall be no less protective of COMPANY Content than any other security solution provided by ITUNES for any other sound recordings on the Online Store. If the Security Solution is compromised such that Regular eMasters have been unencrypted and are being widely used without restriction, having an adverse material effect on the commercial intent of this Agreement xxxxxx. The foregoing shall constitute ITUNES’ sole obligation and COMPANY’s sole remedy from ITUNES in the event of such a security breach. For avoidance of doubt, this Section 12(a) shall not apply to Plus eMasters.

(b)
Despite anything to the contrary, in the event that ITUNES receives notice of a security breach of the servers or network components that store COMPANY Content or Artwork on the Online Store such that unauthorized access to COMPANY Content or Artwork becomes available via the Online Store xxxxxx

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions.

10 of 32

xxxxxx which shall be ITUNES’ sole obligation and COMPANY’s sole remedy from ITUNES in the event of such a security breach.

(c)
COMPANY Content in ITUNES’ control or possession shall reside on one or more network servers, workstations or equivalent devices owned or controlled by ITUNES or its contractors, each of which shall be secured with restricted access.

13.	Record-Keeping and Audit

(a)	ITUNES shall maintain and keep complete and accurate books and records concerning the amounts payable to COMPANY arising from transactions relating to ITUNES’ sale of xxxxxx.

(b)
Upon reasonable advance written notice xxxxxx, during the Term and for up to xxxxxx thereafter (the “Audit Period”), COMPANY, at COMPANY’s sole expense, may appoint an independent certified public accountant not then engaged in any audit of ITUNES or COMPANY to audit applicable books and records of ITUNES at ITUNES’ principal place of business in the Territory for the sole purpose of verifying the amounts due from ITUNES to COMPANY hereunder. Such audit shall take place during regular business hours, and shall not occur more than once during any twelve (12) month period. The certified public accountant shall not be engaged on a contingency-fee basis and must sign and deliver to ITUNES a confidentiality agreement in a form acceptable to ITUNES that protects ITUNES’ confidential information no less than the terms of this Agreement and no less than COMPANY protects its own similar information. COMPANY may audit information contained in a particular statement only once, and no audit shall be allowed or conducted for a period spanning less than six (6) months.

(c)
COMPANY shall be deemed to have consented to all accountings rendered by ITUNES hereunder, and said accountings shall be binding upon COMPANY and shall not be subject to any objection by COMPANY for any reason unless specific objections are provided to ITUNES in writing during the Audit Period. COMPANY agrees that ITUNES’ books and records contain “Confidential Information” (as defined below).

14.	Termination and Effect of Termination.

(a)
Either Party shall have the right to terminate this Agreement prior to the expiration of the Term in the event that the other Party (i) becomes insolvent, (ii) files a petition in bankruptcy, (iii) makes an assignment for the benefit of creditors, or (iv) breaches any material representation, obligation or covenant contained herein, unless such breach is cured prospectively, no later than thirty (30) days from the date of receipt of notice of such

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions.

11 of 32

breach, or if not able to be so cured, then resolved to the other Party’s satisfaction, not to be unreasonably withheld.

(b)
Sections 1, 4, 6b, 8, 10b, 11, 13, 14, 15, 16, 17, and 18 shall remain in full force and effect following the expiration or earlier termination of this Agreement. The expiration or earlier termination of this Agreement shall not relieve COMPANY or ITUNES of its respective obligations to make any payments with respect to the sale of eMasters in the periods prior to such expiration or termination (and the associated accounting) in accordance with this Agreement.

(c)
Upon the expiration or earlier termination of this Agreement, all COMPANY Content, eMasters, Clips, and Artwork in ITUNES’ possession or control shall be promptly deleted or destroyed, excluding any archival copies maintained in accordance with ITUNES’ standard business practices or required to be maintained by applicable law, rule or regulation.

15.	Indemnification and Limitation of Liability.

(a)
ITUNES will indemnify and hold harmless, and upon COMPANY’S request, defend, COMPANY and its affiliates (and their respective directors, officers and employees) from and against any and all losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees and costs) arising out of a claim by a third party by reason of: (i) any use by ITUNES of the COMPANY Content or Artwork in breach of this Agreement; (ii) a breach of any warranty, representation, covenant or obligation of ITUNES under this Agreement; or (iii) any claim that the technology used by ITUNES in the Fulfillment Activities infringes the intellectual property rights of another party. ITUNES will reimburse COMPANY and its affiliates on demand for any payments actually made in resolution of any liability or claim that is subject to indemnification under this Section 15, provided that COMPANY obtains ITUNES’ written consent prior to making such payments. COMPANY shall promptly notify ITUNES of any such claim, and ITUNES may assume control of the defense or settlement of such claim. COMPANY shall have the right, at its expense, to participate in the defense thereof under ITUNES’ direction.

(b)
COMPANY will indemnify and hold harmless, and upon ITUNES’ request, defend, ITUNES and its affiliates and contractors (and their respective directors, officers and employees) from and against any and all losses, liabilities, damages, costs or expenses (including reasonable attorneys' fees and costs) arising out of a claim by a third party by reason of: (i) a breach of any warranty, representation, covenant or obligation of COMPANY under this Agreement; or (ii) excluding the rights that ITUNES is responsible for under Section 4(b)(ii) (if applicable), any claim that any COMPANY Content, Artwork, metadata or any other materials provided or authorized by or on behalf of COMPANY hereunder or ITUNES’ use thereof violates or infringes the rights of another party. COMPANY will reimburse ITUNES and its affiliates on demand for any payments actually made in resolution of any liability or claim that is subject to indemnification under this Section

12 of 32

15, provided that ITUNES obtains COMPANY’s written consent prior to making such payments. ITUNES shall promptly notify COMPANY of any such claim, and COMPANY may assume control of the defense or settlement of such claim. ITUNES shall have the right, at its expense, to participate in the defense thereof under COMPANY’s direction.

(c)
EXCEPT PURSUANT TO AN EXPRESS INDEMNITY OBLIGATION, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, INCLUDING LOSS OF PROFITS OR PUNITIVE DAMAGES, EVEN IF ADVISED OF THEIR POSSIBILITY.

(d)
NO WARRANTY OR TERM, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, AS TO THE CONDITION, QUALITY, DURABILITY, PERFORMANCE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ONLINE STORE, THE SECURITY SOLUTION, OR ANY ELEMENTS OF THE FOREGOING IS GIVEN TO, OR SHOULD BE ASSUMED BY, COMPANY, AND ANY SUCH WARRANTIES AND TERMS ARE HEREBY EXCLUDED.

16.	Confidentiality.

Each Party acknowledges that by reason of this Agreement it may have access to certain information and materials concerning the other Party's business plans, customers, technology and products that are confidential and of substantial value to such Party, which value would be impaired if such information were disclosed to third parties or used for purposes other than as expressly permitted by this Agreement (referred to in this Agreement as “Confidential Information”). Each Party agrees to maintain any and all Confidential Information received from the other, in confidence, and agrees not to disclose or otherwise make available such Confidential Information to any third party without the prior written consent of the disclosing Party. Each Party agrees that Confidential Information shall be disclosed to its employees and other personnel under its control and supervision for purposes of performing under this Agreement solely on a need-to-know basis in furtherance of this Agreement, and solely to those individuals who are bound by a written non-disclosure agreement having terms no less restrictive than the non-disclosure terms of this Section 16, unless required by law, or court or governmental order. Confidential Information shall be deemed to include (i) information marked confidential, if conveyed in writing, and (ii) information identified orally as confidential, if conveyed orally. Confidential Information shall not be deemed to include any information which (a) is publicly known at the time of the disclosure, (b) becomes publicly known other than by breach of the terms of this Section 16, (c) becomes known to the receiving Party, without restriction, from a source free of any obligation of confidentiality and without breach of this Section 16, or (d) is independently developed by the receiving Party.

17.	Additional Representations and Warranties of the Parties.

13 of 32

(a)	Each Party represents and warrants that it has full authority to enter into this Agreement, and to fully perform its obligations hereunder.

(b)
Each Party represents and warrants that it owns or controls the necessary rights in order to make the grant of rights, licenses and permissions herein, and that the exercise of such rights, licenses and permissions by the other Party hereto shall not violate or infringe the rights of any third party.

(c)
Each Party represents and warrants that it shall not act in any manner which conflicts or interferes with any existing commitment or obligation of such Party, and that no agreement previously entered into by such Party will interfere with such Party’s performance of its obligations under this Agreement.

(d)	Each Party represents and warrants that it shall perform in compliance with any applicable laws, rules and regulations of any governmental authority.

18.	General Provisions.

(a)
No Agency or Joint Venture. The Parties agree and acknowledge that the relationship between the Parties is that of independent contractors acting as seller and purchaser. This Agreement shall not be deemed to create a partnership or joint venture, and neither Party is the other’s agent, partner, employee, or representative.

(b)
Contractors. ITUNES may contract with third parties to provide Fulfillment Activities on behalf of ITUNES, provided such third parties are subject to terms no less restrictive than the terms ITUNES is subject to under this Agreement. ITUNES shall be responsible for the performance of such third parties while under ITUNES’ control and supervision.

(c)
Entire Agreement, Modification, Waiver. This Agreement, including any annexes, schedules and exhibits hereto, contains the entire understanding of the Parties relating to the subject matter hereof, and supersedes all previous agreements or arrangements between the Parties relating to the subject matter hereof. This Agreement cannot be changed or modified except by a writing signed by the Parties. A waiver by either Party of any term or condition of this Agreement in any instance shall not be deemed or construed as a waiver of such term or condition for the future, or of any subsequent breach thereof. If any provision of this Agreement is determined by a court of competent jurisdiction to be unenforceable, such determination shall not affect any other provision hereof, and the unenforceable provision shall be replaced by an enforceable provision that most closely meets the commercial intent of the Parties.

(d)
Binding on Successors. This Agreement shall be binding on the assigns, heirs, executors, personal representatives, administrators, and successors (whether through merger, operation of law, or otherwise) of the Parties. ITUNES may assign or transfer any part of this Agreement to an affiliate of ITUNES without COMPANY’s consent.

14 of 32

(e)
Notices. Any notice, approval, request, authorization, direction or other communication under this Agreement shall be given in writing and shall be deemed to have been delivered and given for all purposes: (i) on the delivery date if delivered personally to the Party to whom the same is directed or delivered; (ii) upon delivery by confirmed-receipt facsimile to the appropriate number set forth below (and, further, confirmation of receipt is made by telephone); (iii) one (1) business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five (5) business days after the mailing date, whether or not actually received, if sent by certified mail, return receipt requested, postage and charges prepaid, to the address of the Party to whom the same is directed as set forth below (or such other address as such other Party may supply by written notice duly given).

If to COMPANY, to the Senior Management contact specified by COMPANY on the attached Cover Sheet, with a courtesy copy by email or facsimile, which copy shall not constitute notice, to the Legal/Business Affairs contact specified by COMPANY on the attached Cover Sheet.

If to ITUNES, to the Senior Management contact specified on the attached Cover Sheet, with courtesy copies by email or facsimile, which copies shall not constitute notice, to the Legal/Business Affairs contacts specified on the attached Cover Sheet.

(f)
Governing Law. This Agreement shall be governed and interpreted in accordance with the laws of the State of California, without regard to principles of conflict of laws. The Parties agree that any proceeding relating to this Agreement will take place in the No. District of California; and both Parties hereby waive the right to object to that choice of law, personal jurisdiction or venue.

(g)	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

(h)
Remedies. To the extent permitted by applicable law, the rights and remedies of the Parties provided under this Agreement are cumulative and in addition to any other rights and remedies of the Parties at law or equity.

(i)	Headings. The titles used in this Agreement are for convenience only and are not to be considered in construing or interpreting the Agreement.

(j)
No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties hereto and their authorized successors and permitted assigns. Nothing herein, express or implied, is intended to or shall confer upon any person or entity, other than the Parties hereto and their authorized successors and permitted assigns, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

15 of 32

(k)
Force Majeure. For the purposes of this Agreement, "Force Majeure" shall mean any event which a Party hereto could not foresee, such as fire, flood, acts of God or public enemy, Internet failures, earthquakes, governmental or court order, national emergency, strikes or labor disputes, the effect of which it could not reasonably prevent or predict and which renders impossible or impractical the performance of contractual obligations either totally or in part. The Party invoking a Force Majeure shall notify the other Party within three (3) business days of its occurrence by accurately describing all the circumstances of the situation involved and its effect upon the performance of its contractual obligations. The taking place of a Force Majeure shall have the effect of suspending the obligations of the Party which has invoked the provisions of this Section to the extent such obligations are affected by the Force Majeure. Contractual dates shall be extended for a period equal to the duration of a Force Majeure. The cessation of a Force Majeure shall be communicated by notice within three (3) business days of its occurrence by the Party that invoked it.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized.

APPLE INC.		COMPANY

By:	/s/ Eddy Cue	By:	/s/ Greg Scholl
Signature

Name: Eddy Cue		Name: Greg Scholl
Title: VP, iTunes		Title: President & CEO
Date: August 6, 2008		Date: July 24, 2008

The later of the two dates above (if different) shall constitute the “Signature Date.”

Please send TWO original signed copies to:

Apple Inc.
iTunes Store
1 Infinite Loop, MS 3-ITMS
Cupertino, CA 95014
United States

16 of 32

EXHIBIT A

Content Usage Rules

Regular eMasters

End users obtaining Regular eMasters from ITUNES pursuant to the terms of this Agreement may:

1.	Burn audio-only single-track Regular eMasters xxxxxx to an audio CD as part of a playlist.

2.	Use Regular eMasters in applications using QuickTime.

3.	Store Regular eMasters on up to five (5) Transfer Devices at the same time.

4.	Subject to Paragraph 3. above, transfer Regular eMasters to, and/or render from, a Transfer Device or Non-Transfer Device.

5.	Use Regular eMasters solely for end user’s personal and non-commercial use.

Plus eMasters

End users obtaining Plus eMasters from ITUNES pursuant to the terms of this Agreement may use Plus eMasters solely for end user’s personal and non-commercial use.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions.

17 of 32

EXHIBIT B-1

Schedule of Wholesale Prices - Audio

Sales in the United States shall be in United States dollars (US$). Sales in Canada shall be in Canadian dollars (CDN$).

Single-Track Wholesale Prices (excluding taxes)

Regular eMaster	Plus eMaster	Upgrade†
xxxxxx	xxxxxx	xxxxxx
xxxxxx	xxxxxx	xxxxxx

† xxxxxx

Multi-Track Album Wholesale Prices (excluding taxes)

Album Tiers	Regular/Plus Album	Album Upgrade††
Mini-EP**	xxxxxx* xxxxxx *	xxxxxx xxxxxx
EP**	xxxxxx * xxxxxx *	xxxxxx xxxxxx
Budget**	xxxxxx * xxxxxx *	xxxxxx xxxxxx
Back**	xxxxxx * xxxxxx *	xxxxxx xxxxxx
Mid/Front**	xxxxxx * xxxxxx *	xxxxxx xxxxxx
Front Plus**	xxxxxx * xxxxxx *	xxxxxx xxxxxx
Multi-CD Sets**	xxxxxx *	xxxxxx

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions.

18 of 32

* Notwithstanding anything to the contrary herein (including any album tier designation pursuant hereto), xxxxxx.

** COMPANY may select the xxxxxx tier only for xxxxxx may be used solely for xxxxxx. In addition, the xxxxxx tier may be used solely where the xxxxxx. ITUNES may in its discretion waive, on a case-by-case basis, any of the restrictions set forth in this paragraph.

†† xxxxxx

For avoidance of doubt, COMPANY shall have the right to designate the album tier (subject to any limitations regarding the use of such tier) for each multi-track album of COMPANY Content delivered by COMPANY to ITUNES. In the event COMPANY does not designate an album tier for a particular multi-track album, such multi-track album shall be deemed designated xxxxxx until such time as COMPANY designates a different album tier. COMPANY may change the designated album tier for a particular multi-track album xxxxxx during the Term. ITUNES may in its discretion make available additional multi-track album tiers during the Term.

xxxxxx

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions.

19 of 32

EXHIBIT B-2

Schedule of Wholesale Prices – Videos

Sales in the United States shall be in United States dollars (US$). Sales in Canada shall be in Canadian dollars (CDN$).

Single Video Wholesale Prices (excluding taxes)

Regular/Plus eMaster	Video Upgrade†
xxxxxx	xxxxxx
xxxxxx	xxxxxx

† xxxxxx

Other Products

If ITUNES at any time during the Term exercises its discretion under Section 3(b) to accept additional product configurations, then ITUNES will make available one or more wholesale price tiers for such additional products. If multiple tiers are made available, COMPANY shall have the right to designate any applicable tier for each product of COMPANY Content delivered by COMPANY to ITUNES; provided that COMPANY may change the designated tier for a particular product xxxxxx during the Term. Notwithstanding anything to the contrary herein (including any wholesale price tier made available by ITUNES or tier designation by COMPANY), the wholesale price for any product xxxxxx.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions.

20 of 32

EXHIBIT C-1: Audio

Clips

Clips may be xxxxxx. If Clips are not provided by COMPANY, they may be created by ITUNES from the xxxxxx of the applicable eMaster.

Format / Formatting

ITUNES may convert COMPANY Content into xxxxxx for sale on the Online Store under the terms of this Agreement xxxxxx the sound quality and integrity, attributable to such format or encoder, of COMPANY'S eMasters having the Security Solution and COMPANY’s eMasters having no Security Solution, respectively, is commensurate with the sound quality and integrity of third party eMasters that are similarly (i.e., either with or without the Security Solution, as the case may be) made available for sale on and delivered from the Online Store.

Delivery Format

COMPANY shall deliver COMPANY Content to ITUNES in xxxxxx.

Delivery Method

COMPANY Content shall be delivered to ITUNES using either the proprietary iTunes Producer software (access to which is provided by ITUNES to COMPANY during the Term pursuant to applicable terms and conditions), a secure FTP site address provided by ITUNES to COMPANY, rsync over SSH, or such other delivery means as may be reasonably requested by ITUNES or mutually agreed between the Parties from time to time. COMPANY acknowledges and agrees that use of iTunes Producer requires certain Mac hardware and software (current required specifications, which are subject to change as iTunes Producer is upgraded or otherwise, are available on the iTunes Connect site). All COMPANY Content will be delivered to a server in California by means of telecommunications or via “load & leave” per California regulation 1502. No tangible personal property will transfer to ITUNES.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions.

21 of 32

EXHIBIT C-2: Videos

Clips

Clips may be xxxxxx or xxxxxx. Clips may be created by ITUNES from the applicable COMPANY Content.

Format / Formatting

ITUNES may convert COMPANY Content into eMasters and Format them for sale and delivery from the Online Store as follows: xxxxxx.

Delivery Format

COMPANY shall deliver each Content File of COMPANY Content to ITUNES (or a third party vendor designated in writing by ITUNES), using the highest source quality available, as follows: xxxxxx.

Delivery Method

COMPANY Content shall be delivered to ITUNES (or a third party vendor designated in writing by ITUNES) as follows: xxxxxx

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions.

22 of 32

xxxxxx.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions.

23 of 32

EXHIBIT D: Music Videos

The following additional or modified terms and conditions shall apply to the sale of permanent downloads of music videos under the Agreement. In all other respects the terms and conditions of the Agreement shall apply equally to music videos. Solely for purposes of this Exhibit D:

1.	Sections 1(n), 1(o) and 1(p) shall state, respectively:

(n) Regular COMPANY Content” means music videos, including, without limitation, audio and video files, owned or controlled by COMPANY and in which COMPANY has cleared (as provided in Section 4 below) the necessary rights to authorize electronic sales and audio-visual performances in Regular eMaster format by ITUNES pursuant to the terms of this Agreement.

(o) “Plus COMPANY Content” means music videos, including, without limitation, audio and video files, owned or controlled by COMPANY and in which COMPANY has cleared (as provided in Section 4 below) the necessary rights to authorize electronic sales and audio-visual performances in Plus eMaster format by ITUNES pursuant to the terms of this Agreement.

(p) “COMPANY Content” means Regular COMPANY Content and Plus COMPANY Content. All music videos that are provided by or on behalf of COMPANY to ITUNES are deemed owned or controlled by COMPANY and cleared by COMPANY as provided in Section 4 below.

2.
Section 3(b) shall state: COMPANY shall make all COMPANY Content that COMPANY authorizes herein for sale on the Online Store available as single videos. From time to time during the Term, ITUNES may in its discretion decide to accept additional product configurations (e.g., multi-video albums) from COMPANY, in which case COMPANY may, in its discretion, offer to make particular COMPANY Content available for sale on the Online Store in such product configurations.

3.
Section 4 shall state: COMPANY shall be responsible for: (i) obtaining all rights of, and all waivers of any applicable moral or similar rights by, artists, performers, writers, producers, directors, the composers, lyricists, authors and/or publishers of any musical compositions embodied in COMPANY Content (including their mechanical, i.e., reproduction and distribution, rights), and any other third party rights holders necessary for ITUNES’ unencumbered sale, promotion, storage, distribution and other use as authorized hereunder of COMPANY Content, Artwork, metadata and/or any other materials provided to ITUNES by COMPANY; and (ii) making corresponding full and timely payments of all royalties, residuals, participation payments, repeat fees and/or other sums payable for such rights and/or waivers, and all payments that may be required under any collective bargaining, union or guild agreements related to the COMPANY Content or its exploitation or other use hereunder, including any similar payments which are not now but hereafter become payable; provided, however, that COMPANY shall not be responsible for obtaining or making payments in relation to any public performance or communication to the public rights in any musical compositions embodied in COMPANY Content (to the extent such rights may be

24 of 32

implicated, if at all, by ITUNES’ exploitation or other use of COMPANY Content hereunder).

4.
The following shall be added to Section 10(b): Upon written request, ITUNES shall provide a copy of each eMaster to COMPANY; provided, however, that COMPANY may not use any such eMaster in any manner except for purposes of securing ownership in copyright.

5.	The words “sound recordings” in Section 12(a) shall be replaced by “music videos.”

6.	All references to Exhibits B-1 and C-1 shall instead be to Exhibits B-2 and C-2, respectively.

25 of 32

EXHIBIT E

Complete My Album

Notwithstanding any other provisions of this Agreement, the following terms shall apply to any CMA Offers and CMA Transactions (as defined below):

1.	Definitions:

(a) “Purchased Track” means a track or video previously acquired by a customer from the Online Store by (i) purchase by any payment means or (ii) through a promotional download, so long as ITUNES paid to COMPANY the appropriate wholesale price under this Agreement for such download.

(b) “CMA Album” means an album with which one or more Purchased Tracks are “associated” (as provided in paragraph 3 below).

(c) “Remaining Tracks” means all tracks or videos contained on a CMA Album, other than any Purchased Tracks.

(d) “CMA Offer” means the option by a particular customer to purchase the Remaining Tracks of a CMA Album as a bundle – i.e., to “complete” that album – at a specified bundle price.

(e) “CMA Transaction” means the purchase by a customer of the Remaining Tracks of a particular CMA Album as a bundle at a specified bundle price.

(f) “Advance Single” means a single track released on the Online Store in advance of the release of the corresponding album (e.g., a radio edit or pre-release single).

(g) “Subsequent Album” means the album, released subsequent to an Advance Single’s release, on which the Advance Single was included upon the album’s release.

2.	Authorization of CMA Offers and Transactions. ITUNES is hereby authorized to make CMA Offers and conclude CMA Transactions as provided in this Exhibit.

3.	“Associated” Purchased Tracks and CMA Albums.

(a) Except as provided in paragraphs 3(b)-(e) below, a Purchased Track is only deemed “associated” with the album on the Online Store off of which it was acquired by the customer.

(b) For Advance Singles, the Subsequent Album shall be deemed to be the “associated” CMA Album. If only one (unmarked) version of the Advance Single was offered, and both clean and explicit versions of the Subsequent Album are offered on the Online Store, then each such version of the Subsequent Album shall be deemed to be a CMA Album “associated” with the Advance Single.

26 of 32

(c) If standard and deluxe versions of an album are offered on the Online Store, then each such version of the album shall be deemed to be a CMA Album “associated” with any Purchased Track acquired off of either version of the album.

(d) A redelivered album shall be deemed to be a CMA Album “associated” with any Purchased Track that was acquired off of any version of that same album that was previously available (but is no longer available) on the Online Store under the authority of COMPANY. ITUNES will use commercially reasonable efforts to create automated “matching” such that CMA Offers involving redelivered albums are made available to customers consistent with this subparagraph.

(e) A Purchased Track originally purchased in Regular eMaster format off of the Regular eMaster version of a particular album, and then subsequently upgraded to Plus eMaster format, shall thereafter also be deemed “associated” with the Plus eMaster version of that album.

(f) To the extent a customer is presented with more than one CMA Offer with respect to the same Purchased Track (because more than one album is deemed a CMA Album “associated” with such Purchased Track hereunder), the customer may only select one such option. In no event may one Purchased Track be applied to more than one CMA Transaction.

4.	Partial Albums. Only full albums (including video albums) available for sale on the Online Store are eligible to be CMA Albums. Partial albums are not eligible.

5.	Time Limits:

(a)
A CMA Offer for a particular CMA Album may be made available to a customer only for a period of xxxxxx from the date that customer acquired his or her first Purchased Track associated with that CMA Album (except as provided in subparagraph (b) below); provided that, for a period of xxxxxx from the date CMA Offers are first made available on the Online Store, CMA Offers may be made available to each customer for CMA Albums associated with any of that customer’s Purchased Tracks, regardless of when the Purchased Tracks were acquired.

(b)
In the case of a customer who acquired an Advance Single before the corresponding Subsequent Album became available on the Online Store, a CMA Offer for that Subsequent Album may be made available to that customer only for a period of xxxxxx from the date the Subsequent Album became available on the Online Store.

6.
Wholesale Price. ITUNES will pay COMPANY the CMA Wholesale Price (as defined in this paragraph) for each CMA Transaction. The CMA Wholesale Price will equal the wholesale price under this Agreement for the CMA Album in effect at the time of the CMA Transaction (“Regular Wholesale Price”) less the sum of the wholesale prices ITUNES previously paid for the Purchased Tracks to COMPANY; provided, however, that the CMA Wholesale Price in no event shall be less than the wholesale price under this Agreement for a single track (a single music video in the event the CMA Album is a video-only album) in effect at the time of the CMA

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions.

27 of 32

Transaction. For avoidance of doubt, ITUNES may determine retail prices on the Online Store, including retail prices for CMA Transactions, entirely at its sole discretion.

7.
Reporting. Each CMA Transaction will be reflected on sales and royalty reports as follows: (i) a new sale of the full CMA Album at the Regular Wholesale Price, identified as a CMA sale; and (ii) a return (i.e., negative royalty) for each Purchased Track contained on the CMA Album in the amount ITUNES previously paid for the Purchased Track to COMPANY, each identified as a CMA return.

28 of 32

EXHIBIT F

iPhone Ring Tone Service

Notwithstanding any other provisions of this Agreement, the following terms shall apply to Ring Tones (as defined below):

1.	Definitions:

(a) “Service” means a paid-for service provided by ITUNES that enables Online Store users to select up to a 30-second segment of certain content stored in their iTunes Library for use as a ring tone only on an iPhone.

(b) “Ring Tone” means the up to 30-second content file created using the Service for use as a ring tone only on an iPhone.

(c) “COMPANY Ring Tone” means a Ring Tone created from an Eligible Track.

(d) “COMPANY Track” means an audio track xxxxxx.

(e) “Eligible Track” means any COMPANY Track that COMPANY has not notified ITUNES is ineligible for inclusion in the Service pursuant to Paragraph 2(b) below.

(f) “Territory” means the United States and its territories and possessions.

(g) “Sale” of a COMPANY Ring Tone means the act of using the Service with respect to that COMPANY Ring Tone and the corresponding Eligible Track. “Sold” or to “Sell” shall be construed accordingly.

2.	Authorization for the Service.

(a) ITUNES is hereby authorized to sell COMPANY Ring Tones by making the Service available in the Territory.

(b) COMPANY may notify ITUNES’ designated representative in writing from time to time that one or more COMPANY Tracks are not eligible for inclusion in the Service because of a Clearance Matter, in which case such COMPANY Track will cease to be an Eligible Track and ITUNES will cease to include it in the Service within xxxxxx of receiving the notice. ITUNES’ current designated representative for such notices is itunesproducer@apple.com. ITUNES may, from time to time, change the designated representative and means for giving written notice by posting a notice on its iTunes Connect site.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions.

29 of 32

(c) If a COMPANY Track xxxxxx or if the same exact version of the COMPANY Track is no longer available on the Online Store (e.g., due to redelivery), then ITUNES shall use the track metadata on the Online Store user’s hard drive to determine whether the track is an Eligible Track for purposes of determining whether the track is eligible for inclusion in the Service and, if so, for purposes of reporting and payment.

(d) COMPANY Ring Tones (i) may be transferred to and used on xxxxxx of iPhones, which cannot transfer COMPANY Ring Tones with their content rights keys to any other device, (ii) may be transferred to, stored on, and previewed on up to five (5) Transfer Devices at the same time, and (iii) may be used solely for end user’s personal and non-commercial use.

(e) COMPANY shall be responsible for and timely pay: (i) all record royalties to artists, producers, performers, musicians and other record royalty participants for the Sale of COMPANY Ring Tones, (ii) all reproduction and distribution (i.e., mechanical) royalties payable to composers, lyricists, authors and publishers of compositions embodied in COMPANY Ring Tones for the Sale of COMPANY Ring Tones, (iii) all payments that may be required under collective bargaining agreements applicable to COMPANY or third parties other than ITUNES, and (iv) any other royalties, fees and/or sums payable with respect to the Sale of COMPANY Ring Tones as part of the Service hereunder.

3.
Pricing, Payment and Reporting. For each Sale of a COMPANY Ring Tone hereunder, ITUNES shall pay COMPANY a wholesale price of xxxxxx. Reporting and payment with respect to Sales of COMPANY Ring Tones shall be made in the same manner as for eMasters under Section 8 of this Agreement. COMPANY agrees to accept and use existing identifiers (e.g., Adam IDs) to identify particular Eligible Tracks.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions.

30 of 32

EXHIBIT G

Ticketmaster Concert Album Sales

Notwithstanding any other provisions of this Agreement, the following terms shall apply to the use of COMPANY Content in connection with ITUNES and Ticketmaster L.L.C.’s (“Ticketmaster”) joint marketing program for the purpose of promoting such COMPANY Content:

1.
Promotion. Ticketmaster may offer customers who purchase tickets for a live event from www.ticketmaster.com or www.ticketmaster.ca (“Ticketmaster Sites”), as applicable, the opportunity to purchase a code for redemption of specific COMPANY Content from the relevant Online Store (“Code) by the artist headlining such live event (“Artist”) (such promotion hereafter referred to as the “Promotion”). During the transaction process on the Ticketmaster Sites, the Code shall be presented as a separate item that the customer can purchase in addition to the tickets for the live event headlined by Artist. COMPANY hereby grants ITUNES the right to authorize Ticketmaster to sell Codes on the Ticketmaster Sites during the Term, as provided herein.

2.
Promo Album and Substitute Content. Each Code shall be configured for redemption of the relevant Artist’s last released full-length album available on the Online Store as of xxxxxx days prior to the date tickets for the Artist’s tour are available for sale on the Ticketmaster Sites (the “Promo Album”). From time to time, each party may make reasonable requests to the other party to substitute the Promo Album with other COMPANY Content as the featured content in the Code (“Substitute Content”). The decision to use Substitute Content and the selection of Substitute Content shall be subject to the parties’ mutual agreement in writing (email to suffice). If the parties are unable to agree mutually on Substitute Content, the Promo Album shall be offered on the Ticketmaster Sites in connection with the Promotion. Notwithstanding this paragraph, ITUNES reserves the right to deny any requests to use Substitute Content by COMPANY, as determined within ITUNES’ sole discretion

3.
Removal. In the event an Artist or other exclusive rights holder objects to inclusion in the Promotion for reasons outside of COMPANY’s control, COMPANY shall have the right to require that particular COMPANY Content be removed from the Promotion. Notice for such removal must be made in writing to ITUNES’ designated representative, and ITUNES shall be responsible for securing the removal of the affected COMPANY Content from the Ticketmaster Sites for the purposes of the Promotion as soon as commercially reasonable, but in any event no later than xxxxxx days from notice. ITUNES’ current designated representative for such notices is itunesproducer@apple.com. ITUNES may, from time to time, change the designated representative and means for giving written notice by posting a notice on its iTunes Connect site.

4.
Payment. eMaster Proceeds in connection with the Codes shall be paid to COMPANY in accordance with Section 8 of this Agreement. Notwithstanding the foregoing, if a Code sold by Ticketmaster is not redeemed by the last day of the Apple Inc. fiscal year (approximately October 1 to the last Saturday of September)

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions.

31 of 32

(“Apple Fiscal Year”) in which the Code is delivered to the customer (“Unredeemed Code”), the Unredeemed Code shall be considered “sold” for the purposes of the Agreement, i.e. the eMaster embodied in the Code shall be deemed successfully delivered, on the last day of such Apple Fiscal Year; provided, however, that if a Code is sold by Ticketmaster in the last xxxxxx months of an Apple Fiscal Year, the Unreedemed Code shall be considered “sold” on the xxxxxx of the following Apple Fiscal Year (“Sale Date”). eMaster Proceeds for any Unredeemed Codes shall be set forth in the Sales Report following the relevant Sale Date. For avoidance of doubt, this paragraph shall fulfill any and all of ITUNES’ payment obligations in connection with Unredeemed Codes under the Agreement and COMPANY shall not be entitled to collect any wholesale price or any other payments in the event of redemption of an Unredeemed Code after a Sale Date. If a customer has not redeemed a Code and the COMPANY Content embodied in the Code is removed from the Online Store, upon the customer’s request, ITUNES shall credit the customer the purchase price of the Code and ITUNES shall have no obligation to make any payments whatsoever to COMPANY in connection with the sale of the Code. In the event Apple has already paid COMPANY for such Codes, ITUNES shall deduct the amount paid in a subsequent Sales Report.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions.

32 of 32